UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds
(Exact name of registrant as specified in charter)

500 East Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394-3091
(Address of principal executive offices)                 (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  06/30/10_

Item 1. Reports to Stockholders.

JUNE 30, 2010

Emerging Markets Series Foreign Equity Series Foreign Smaller Companies Series Global Equity Series

S E M I A N N U A L R E P O R T

Templeton Institutional Funds

Semiannual Report

Economic and Market Overview

During the six months under review, economic indicators remained mixed. The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, labor market weakness persisted and U.S. property markets experienced a further sharp decline after a stimulus tax credit for first-time homebuyers expired. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. Yet stock markets largely ignored such encouraging fundamentals and reacted instead to economic news, leading to across-the-board equity sector declines. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

Global equities entered 2010 with positive momentum as corporate earnings and economic indicators continued to recover from the worst recessionary conditions in a half century. However, significant downward pressures returned in the latter part of the semiannual period as growing concerns about the state of sovereign finances accompanied by several sovereign credit downgrades in Europe, and renewed worries about the sustainability of the fragile economic recovery, triggered a broad-based sell-off. Investors’ resurgent risk aversion caused more economically sensitive and cyclical sectors that had led returns since the March 2009 market bottom to markedly lag behind the more

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Semiannual Report | 1

defensive or counter-cyclical sectors that had been relatively out of favor. European policymakers responded to credit market fears by pledging 750 billion euros in liquidity to help stabilize markets and forestall government debt defaults. However, the intervention did little to quell investor anxiety. Although emerging markets held up better than developed markets, virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

The foregoing information reflects our analysis and opinions as of June 30, 2010. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

2 | Semiannual Report

Emerging Markets Series

Your Fund’s Goal and Main Investments: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Geographic Breakdown

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563 for most recent month-end performance.

Emerging Markets Series Based on Total Net Assets as of 6/30/10

This semiannual report for Emerging Markets Series (Fund) covers the period ended June 30, 2010.

Performance Overview

The Fund had a -8.81% cumulative total return for the six-month period ended June 30, 2010. The Fund underperformed its benchmarks, the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which had total returns of -5.54% and -6.04% during the same period.1 Please note that index performance information is provided for

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 32.

Semiannual Report | 3

reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Before we make a purchase, we generally look at the company’s price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company’s position in its sector, the economic framework and political environment.

Manager’s Discussion

During the six months under review, some of the largest detractors from the Fund’s absolute performance included Brazil’s Petrobras (Petroleo Brasileiro), a top global oil and gas company, Russia’s Gazprom, the world’s largest gas producer, and Hungary’s OTP Bank, the country’s largest commercial bank. Lower oil prices and concerns about Brazil’s economy possibly overheating pressured Petrobras’ share price in the short term. Nevertheless, we maintained a positive view on the company because we considered valuations low and we believed oil prices could rise over the long term. Gazprom’s stock underperformed mainly due to concerns regarding excess liquefied natural gas supply and pressure on the company’s export contract prices. In our opinion, recent valuations remained extremely attractive, and we believed the company, as the largest supplier of natural gas to Russia and Europe, was well positioned to benefit from greater energy demand in the longer term. OTP Bank’s shares declined in value partly because of uncertainty about Hungary’s economy and government plans for a special two-year bank tax. While we remained confident in these stocks, we trimmed the Fund’s positions as part of an effort to reposition the portfolio and raise funds for redemptions.

Among the most significant positive contributors to Fund performance during the reporting period were Astra International, a leading Indonesian car and motorcycle manufacturer, President Chain Store, Taiwan’s largest convenience store chain operator, and ONGC (Oil & Natural Gas Corp.), a major Indian oil and gas exploration company. Astra’s stock benefited from a faster-than-expected economic recovery in Indonesia, where rising incomes supported stronger domestic demand. We increased the Fund’s position in Astra based on

4 | Semiannual Report

and broadcasting and cable television. Key sales included shares of oil and gas giant PetroChina, Austrian bank Erste Group Bank, and South African diversified media group Naspers. The Fund no longer had any exposure to Erste Group Bank and Naspers by period-end.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

Mark Mobius Executive Chairman Templeton Asset Management Ltd.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Semiannual Report

Performance Summary as of 6/30/10

Emerging Markets Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Endnotes

The Fund invests in foreign securities, which can involve exposure to currency fluctuations, economic instability and political developments. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 7

Your Fund’s Expenses

Emerging Markets Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

8 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 9

Foreign Equity Series

Your Fund’s Goal and Main Investments: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Geographic Breakdown

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563 for most recent month-end performance.

Foreign Equity Series Based on Total Net Assets as of 6/30/10

This semiannual report for Foreign Equity Series (Fund) covers the period ended June 30, 2010.

Performance Overview

For the six months under review, the Fund’s Primary Shares had a -12.02% cumulative total return. The Fund underperformed the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index’s -10.80% total return, but performed better than the MSCI Europe, Australasia, Far East (EAFE) Index’s -12.93% total return for the same period.1 Please note that index performance information is provided for reference and that we do

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 38.

10 | Semiannual Report

not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary on page 14.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth, fundamental, internal research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

International equities fluctuated through the first half of the semiannual review period before sinking sharply in the spring on growing concerns about sovereign debt burdens and the sustainability of the global economic recovery. The period encompassed an inflection point in equity market leadership. In the first half, the market’s more economically sensitive, or cyclical, sectors led returns as the global growth outlook improved. However, in the second half of the period, defensive, or counter-cyclical, sectors assumed leadership as macroeconomic headwinds strengthened and risk aversion reemerged.

Portfolio underperformance relative to the MSCI AC World ex USA Index was largely attributable to our stock selection in the energy and utilities sectors, the biggest market laggards during the six months under review.2 Combined, the two sectors comprised many of the Fund’s main detractors, including British energy company BP. Controversy surrounded BP during the period after an oil rig it was leasing in the Gulf of Mexico exploded, resulting in an environmental catastrophe and tragic loss of life. From a long-term investment perspective, we believe BP remained fundamentally attractive; however, the wide range of external factors influencing the stock and the likelihood of continued volatility and uncertainty warranted a heightened degree of caution in the near term. The utilities sector was another significant source of weakness as European governments facing fiscal problems announced they may levy special taxes on power-generating companies. Two European utilities, Spain’s Iberdrola and Germany’s E.ON, were among the Fund’s biggest laggards, and by period-end both of these stocks were valued near all-time lows. While we believe that value remains in our selective utilities holdings, the sector in general remains a minor part of the overall portfolio. Health care, on the other hand, is a sector where we have more conviction, though here too the Fund’s holdings trailed

2. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The utilities sector comprises electric utilities and multi-utilities in the SOI.

Semiannual Report | 11

12 | Semiannual Report

also boosted relative results, led by India's second largest private mortgage lender, Housing Development Financial, which continued to enjoy steady growth in residential loan demand and corporate profitability.[5]

From a geographic perspective, European stocks detracted from absolute returns as regional confidence deteriorated and the flagging euro compounded investment losses through unfavorable foreign exchange results. Nonetheless, absolute losses from the Fund's considerably overweighted position were less than the benchmark's European holdings, and the Fund's German, Swedish and U.K. stocks contributed to relative performance. Asian stocks delivered better absolute returns, but the Fund's underweighting in the region significantly detracted from performance. More specifically, an underweighted position in Japan, a country that limited losses relative to the broader market during the six months in review, was enough of a headwind to offset the relative benefit from regional emerging markets like India and China.

At Templeton, we continue to uncover promising long-term values in various sectors and regions around the world, though select large cap multinationals in the information technology, health care, industrials and telecommunications sectors have recently constituted particularly attractive value opportunities.

Gary P. Motyl, CFA
Chief Investment Officer –
Templeton Global Equity Group
President – Templeton Investment Counsel, LLC

CFA® is a trademark owned by CFA Institute.

5. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

Top 10 Equity Holdings
Foreign Equity Series
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
Novartis AG *Pharmaceuticals, Switzerland*	2.2%
Unilever NV *Food Products, Netherlands*	2.1%
Telefonica SA, ord. & ADR *Diversified Telecommunication Services, Spain*	2.0%
Bayerische Motoren Werke AG *Automobiles, Germany*	2.0%
DBS Group Holdings Ltd., ord. & ADR *Commercial Banks, Singapore*	2.0%
Samsung Electronics Co. Ltd. *Semiconductors & Semiconductor Equipment, South Korea*	2.0%
Siemens AG *Industrial Conglomerates, Germany*	1.9%
Sanofi-Aventis, ord. & ADR *Pharmaceuticals, France*	1.9%
Koninklijke Philips Electronics NV *Industrial Conglomerates, Netherlands*	1.8%
Housing Development Finance Corp. Ltd. *Thrifts & Mortgage Finance, India*	1.8%

Semiannual Report | 13

Performance Summary as of 6/30/10

Foreign Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

14 | Semiannual Report

Your Fund’s Expenses

Foreign Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.80% and Service Shares: 0.93%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

16 | Semiannual Report

Foreign Smaller Companies Series

Your Fund's Goal and Main Investments: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

The Fund had a -4.90% cumulative total return for the six-month period ended June 30, 2010. The Fund performed comparably to its new benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, which had a -5.14% total return during the same period.[1] The Fund also performed comparably to its previous benchmark, the S&P Global ex-U.S. less than $2 Billion Index, which had a -4.88% total return during the same period.[1] The MSCI AC World ex USA Small Cap Index is replacing the S&P Global ex-U.S. less than $2 Billion Index as the Fund's benchmark because it better reflects the Fund's portfolio composition. Please note that index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 21.

Geographic Breakdown
Foreign Smaller Companies Series
Based on Total Net Assets as of 6/30/10

Asia
40.1%
Europe
31.2%
North America
9.7%
Latin America & Caribbean
2.9%
Australia & New Zealand
2.6%
Middle East & Africa
0.9%
Short-Term Investments & Other Net Assets
12.6%

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small cap equity securities of global developed and emerging markets, excluding the U.S. The S&P Global ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market securities, excluding the U.S., with market capitalizations less than $2 billion. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

Semiannual Report | 17

Portfolio Breakdown
Foreign Smaller Companies Series
Based on Total Net Assets as of 6/30/10

Textiles, Apparel & Luxury Goods
8.6%
Commercial Services & Supplies
5.4%
Commercial Banks
5.2%
Machinery
4.8%
Specialty Retail
4.4%
Electronic Equipment, Instruments & Components
4.4%
Household Durables
4.1%
Professional Services
3.4%
Leisure Equipment & Products
3.3%
Communications Equipment
3.1%
Health Care Providers & Services
2.9%
Capital Markets
2.8%
Food & Staples Retailing
2.6%
Food Products
2.6%
Computers & Peripherals
2.2%
Real Estate Management & Development
2.1%
Media
2.0%
Other
23.5%
Short-Term Investments & Other Net Assets
12.6%

Manager's Discussion

During the six months under review, there were several contributors to the Fund's performance. For example, South Africa-based Massmart Holdings operates discount stores, wholesale clubs, do-it-yourself home improvement stores, and cash and carry stores, all of which focus on high volume, low margin, low-cost distribution of consumer goods. Largely due to its innovative merchandising and competitive pricing, Massmart was Africa's third-largest consumer goods distributor and among market leaders in almost all its segments. The company's management has a track record of successful organic and acquisitive growth and has expanded its portfolio of businesses. The company benefited as higher sales across Africa outweighed reduced consumer spending in its domestic market.

Sperian Protection, based in France, is the global market-share leader in eye, ear and fall protection, with at least 20% share in each market. End markets include energy, mining, firefighting, manufacturing, construction and various industrial businesses. In our analysis, Sperian is well diversified by end market, product and geography and earned solid margins in its head protection unit, where it has established itself as a global leader. The company's shares nearly doubled in value during the reporting period as Honeywell International, a turbocharger and aircraft parts manufacturer, agreed to purchase Sperian, topping a previous bid from private equity firm Cinven.

Another significant contributor to results was Iluka Resources, a leading metals and mining firm with operations in Australia, North America, Europe and Asia. The company benefited during the period from higher iron ore contract prices and an improved demand outlook for industrial minerals. New management focused on divesting non-core assets, a successful cost-reduction program and improving its U.S. operations. We believe new development projects in zircon may add value, with recent exploration success strengthening the company's position in the zircon market.

Detractors from performance included Hong Kong-based Ju Teng International Holdings. Established in 2000, the company is a leading manufacturer of notebook PC plastic casings with more than 30% market share. Customers include Compal Electronics, Quanta, Asustek, Wistron and Apple. Although the company's performance during the period was disappointing, we believe Ju Teng has a strong competitive position in advanced casings, and from its increasing emphasis on notebook aesthetics as its customer mix shifts from enterprise to consumer.

18 | Semiannual Report

Downer EDI, which provides engineering and infrastructure management services to Australia's public and private rail, road, power, telecommunications and mining sectors, also hurt Fund results. The company's shares declined in value during the period largely due to concerns regarding commodity prices and future levels of mining capital expenditures in Australia following recent tax changes. Over the longer term, we believe the company remains poised to benefit from favorable industry trends that may enable it to generate attractive growth.

Sweden-based Niscayah Group designs and installs corporate security systems, and its products include video surveillance, access control, and intrusion and fire protection. Weak economic conditions contributed to a drop in sales growth during the reporting period, but a large-scale restructuring program positioned the company well, in our analysis. Over the longer term, we believe Niscayah has strong potential for margin expansion as the company increases its installed security base and number of associated service contracts.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2010, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

Top 10 Equity Holdings
Foreign Smaller Companies Series
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
Kobayashi Pharmaceutical Co. Ltd. *Personal Products, Japan*	1.9%
Giant Manufacturing Co. Ltd. *Leisure Equipment & Products, Taiwan*	1.7%
Asics Corp. *Textiles, Apparel & Luxury Goods, Japan*	1.6%
Tomra Systems ASA *Commercial Services & Supplies, Norway*	1.6%
Dorel Industries Inc., B *Household Durables, Canada*	1.6%
VTech Holdings Ltd. *Communications Equipment, Hong Kong*	1.6%
Sperian Protection *Commercial Services & Supplies, France*	1.6%
Simplo Technology Co. Ltd. *Computers & Peripherals, Taiwan*	1.6%
Amer Sports OYJ *Leisure Equipment & Products, Finland*	1.5%
Steiner Leisure Ltd. *Diversified Consumer Services, Bahamas*	1.5%

Semiannual Report | 19

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

Cindy L. Sweeting, CFA Portfolio Management Team Foreign Smaller Companies Series

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

20 | Semiannual Report

Performance Summary as of 6/30/10

Foreign Smaller Company Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain nonroutine expenses) until 4/30/11.

Endnotes

The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and/or administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 21

Your Fund’s Expenses

Foreign Smaller Companies Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 23

During the period, underperformance was primarily concentrated among the Fund's health care holdings, with U.S. equipment manufacturers Medtronic and Quest Diagnostics and European pharmaceuticals Sanofi-Aventis and GlaxoSmithKline among the Fund's main laggards.[2] The fiscal austerity measures necessitated by Europe's worsening sovereign debt crisis sparked concerns that governmental budgetary constraints could force reimbursement rates lower and potentially worsen already depressed sentiment in the health care sector. We conservatively forecasted this scenario into our financial models, and at period-end we believed the Fund's health care holdings still represented value even after we factored in the potential reimbursement rates. Also weighing on returns were the Fund's holdings in the industrials and energy sectors.[3] Losses among isolated industrials holdings (Australian shipping pallet manufacturer Brambles, German package courier Deutsche Post, and British defense contractor BAE Systems, for example) resulted in poor relative returns from a cyclical sector that on the whole held up relatively well in spite of renewed market volatility and economic anxiety. Energy stocks, in contrast, succumbed to growing economic skepticism and the headline concerns surrounding the catastrophic oil spill in the Gulf of Mexico. Total, a major French oil company, was a significant detractor during the review period, pressured by profit disappointments and general industry malaise.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2010, the U.S. dollar rose in value relative to most currencies. As a result, the Fund's performance was negatively affected by the portfolio's substantial investment in securities with non-U.S. currency exposure.

Pharmaceuticals
7.8%
Software
6.7%
Oil, Gas & Consumable Fuels
6.5%
Insurance
5.4%
Diversified Telecommunication Services
4.5%
Commercial Banks
4.2%
Media
3.4%
Semiconductors & Semiconductor Equipment
3.2%
Wireless Telecommunication Services
3.1%
Health Care Equipment & Supplies
2.8%
Aerospace & Defense
2.3%
Communications Equipment
2.3%
Food & Staples Retailing
2.2%
Multi-Utilities
2.1%
Multiline Retail
2.0%
Biotechnology
2.0%
Other
30.5%
Short-Term Investments & Other Net Assets
9.0%

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

3. The industrials sector comprises aerospace and defense, airlines, commercial services and supplies, electrical equipment, industrial conglomerates, machinery, professional services, and trading companies and distributors in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

Semiannual Report | 25

Top 10 Equity Holdings
Global Equity Series
6/30/10

Company *Sector/Industry, Country*	% of Total Net Assets
SAP AG *Software, Germany*	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. *Semiconductors & Semiconductor Equipment, Taiwan*	1.6%
The Procter & Gamble Co. *Household Products, U.S.*	1.5%
Merck & Co. Inc. *Pharmaceuticals, U.S.*	1.4%
China Telecom Corp. Ltd., H *Diversified Telecommunication Services, China*	1.4%
DBS Group Holdings Ltd. *Commercial Banks, Singapore*	1.4%
SAIC Inc. *IT Services, U.S.*	1.4%
Quest Diagnostics Inc. *Health Care Providers & Services, U.S.*	1.4%
Medtronic Inc. *Health Care Equipment & Supplies, U.S.*	1.4%
PartnerRe Ltd. *Insurance, Bermuda*	1.4%

In contrast, a significant contributor to relative performance was the Fund's materials sector, which benefited from stock selection and an underweighted allocation during a period when commodity prices declined due to economic uncertainty and a strengthening U.S. dollar.[4] Valuations in the metals and mining industry once again approached what we considered bubble-level heights during the period under review, and our value discipline largely steered us clear of companies we viewed as overvalued. Consumer staples was another sector that performed relatively well, and our stock selection drove results.[5] In fact, a key contributor to the Fund's performance during the review period was a consumer staples stock: U.S. beverage maker and bottler Dr. Pepper Snapple Group (DPSG). Shares rose after the company announced strong operating results and analysts speculated that consolidation within the bottling industry could create lucrative licensing fees for DPSG. Our consumer discretionary stocks also performed better than the index, led by Fund holdings in the auto components and media industries.[6] Hyundai Mobis, South Korea's largest auto parts manufacturer, performed well after strong profit growth and a favorable business outlook led to numerous broker upgrades. Meanwhile, in the media industry, U.S. cable operators Time Warner Cable and Comcast benefited from an improved advertising market and increased demand for broadband services.

From a geographic perspective, an overweighted position in Europe, especially the weak French market, was a major hindrance. Absolute returns from the region were also weak as the debt crisis continued to unfold, and European holdings constituted more than half of the Fund's 10 worst detractors. Asian stocks performed better than the index as a whole, though our underweighted position in Japan, a country that limited losses relative to the broader market during the six months in review, was enough of a headwind to offset the positive effect of our stock selection there. However, strong performance from our Chinese stocks boosted relative results. Our underweighting of North American stocks, particularly in the U.S., hurt relative performance, but stock selection helped the Fund.

4. The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.
5. The consumer staples sector comprises beverages, food and staples retailing, food products and household products in the SOI.
6. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household products; media; multiline retail and specialty retail in the SOI.

26 | Semiannual Report

At Templeton, we seek to uncover promising long-term values in various sectors and regions around the world, though we think large cap multinationals in the information technology, health care and telecommunications sectors have represented particularly attractive opportunities in recent quarters.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Neil Devlin, CFA Portfolio Manager Global Equity Series

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 27

Performance Summary as of 6/30/10

Global Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.81% (other than certain nonroutine expenses) until 4/30/11.

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to these markets’ smaller size and lesser liquidity. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and/or administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

28 | Semiannual Report

Your Fund’s Expenses

Global Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 29

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.81%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

30 | Semiannual Report

Templeton Institutional Funds

Financial Highlights

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share. dEffective September 1, 2008, the redemption fee was eliminated. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 31

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited)

Emerging Markets Series	Industry	Shares	Value
Common Stocks 85.1%			
Austria 0.8%			
OMV AG	Oil, Gas & Consumable Fuels	371,989	$ 11,256,659
Brazil 10.8%			
[a]Companhia de Bebidas das Americas (AmBev), IDR	Beverages	2,814	251,535
Companhia de Bebidas das Americas (AmBev)	Beverages	457,048	39,462,841
Itau Unibanco Holding SA, ADR	Commercial Banks	2,960,794	53,323,900
Itausa - Investimentos Itau SA, IDR	Commercial Banks	16,088	97,449
Natura Cosmeticos SA	Personal Products	1,600,627	35,436,602
Souza Cruz SA	Tobacco	383,519	14,434,367
			143,006,694
China 11.6%			
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	20,786,000	16,069,104
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	12,924,000	16,347,729
China Dongxiang Group Co.	Textiles, Apparel & Luxury Goods	10,929,000	7,312,105
China Molybdenum Co. Ltd., H	Metals & Mining	7,022,623	3,968,042
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	4,802,000	3,921,963
China Shipping Development Co. Ltd., H	Marine	11,748,000	15,056,316
CNOOC Ltd.	Oil, Gas & Consumable Fuels	6,550,000	11,220,737
Denway Motors Ltd.	Automobiles	52,967,858	25,099,382
[a]Hidili Industry International Development Ltd.	Metals & Mining	15,542,000	11,536,099
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,220,700	5,892,319
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	33,818,000	37,999,705
			154,423,501
Hong Kong 2.2%			
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	2,118,519	14,744,892
VTech Holdings Ltd.	Communications Equipment	1,327,500	14,243,124
			28,988,016
Hungary 1.7%			
[a]MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	80,083	6,657,141
[a]OTP Bank Ltd.	Commercial Banks	810,760	16,553,921
			23,211,062
India 15.2%			
Grasim Industries Ltd.	Chemicals	84,549	3,328,235
Hindalco Industries Ltd.	Metals & Mining	5,125,471	15,953,270
Infosys Technologies Ltd.	IT Services	287,883	17,291,893
National Aluminium Co. Ltd.	Metals & Mining	1,023,284	9,420,605
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,125,688	32,016,337
[a]Samruddhi Cement Ltd.	Chemicals	84,549	887,924
Sesa Goa Ltd.	Metals & Mining	5,894,808	44,777,685
Steel Authority of India Ltd.	Metals & Mining	2,294,000	9,521,891
Tata Chemicals Ltd.	Chemicals	1,896,833	13,650,660
Tata Consultancy Services Ltd.	IT Services	3,416,552	55,279,333
			202,127,833

32 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
Indonesia 4.2%			
PT Astra International Tbk	Automobiles	7,578,000	$ 40,399,272
PT Bank Central Asia Tbk	Commercial Banks	23,906,772	15,700,363
			56,099,635
Israel 1.1%			
[a] Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	1,164,107	15,075,186
Mexico 2.6%			
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	564,078	26,793,705
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,419,626	8,242,742
			35,036,447
Pakistan 1.9%			
MCB Bank Ltd.	Commercial Banks	5,152,509	11,683,434
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	8,039,600	13,336,720
			25,020,154
Russia 14.0%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	1,544,100	29,044,521
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	590,600	11,268,648
[b] LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	207,570	10,689,855
[b] LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	533,950	27,765,400
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	2,265,800	32,740,810
Mobile TeleSystems	Wireless Telecommunication Services	599,100	4,535,138
[a] Mobile TeleSystems, ADR	Wireless Telecommunication Services	750,750	14,384,370
Sberbank RF	Commercial Banks	10,616,860	25,905,138
TNK-BP	Oil, Gas & Consumable Fuels	12,307,073	25,598,712
[c] Uralkali, GDR, Reg S	Chemicals	236,550	4,260,266
			186,192,858
South Africa 1.3%			
Remgro Ltd.	Diversified Financial Services	672,701	8,293,010
Standard Bank Group Ltd.	Commercial Banks	652,468	8,700,423
			16,993,433
South Korea 2.9%			
Hyundai Development Co.	Construction & Engineering	209,380	4,707,092
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	29,681	18,780,375
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	163,369	14,690,856
			38,178,323
Sweden 1.3%			
Oriflame Cosmetics SA, SDR	Personal Products	342,293	17,881,568
Taiwan 2.1%			
MediaTek Inc.	Semiconductors & Semiconductor Equipment	212,085	2,973,461
President Chain Store Corp.	Food & Staples Retailing	6,192,571	18,246,739
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,606,154	6,770,966
			27,991,166

Semiannual Report | 33

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
Thailand 2.8%			
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	2,420,848	$ 7,093,787
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	3,579,500	15,843,869
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,824,700	13,845,657
			36,783,313
Turkey 4.2%			
Akbank TAS	Commercial Banks	5,789,209	27,982,213
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	1,376,002	25,212,648
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	614,687	3,204,125
			56,398,986
United Arab Emirates 1.0%			
[a] Emaar Properties PJSC	Real Estate Management & Development	15,207,451	12,669,771
United Kingdom 3.4%			
[a] Anglo American PLC	Metals & Mining	836,306	29,297,122
Antofagasta PLC	Metals & Mining	1,321,269	15,520,123
			44,817,245
Total Common Stocks (Cost $800,795,808)			1,132,151,850
Preferred Stocks 10.7%			
Brazil 9.9%			
Banco Bradesco SA, ADR, pfd.	Commercial Banks	788,886	12,511,733
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	2,344,737	13,899,064
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,405,240	41,876,152
Vale SA, ADR, pfd., A	Metals & Mining	3,048,822	64,086,238
			132,373,187
Chile 0.8%			
Embotelladora Andina SA, pfd., A	Beverages	3,519,818	10,700,298
Total Preferred Stocks (Cost $66,606,178)			143,073,485
Total Investments before Short Term Investments (Cost $867,401,986)			1,275,225,335
Short Term Investments (Cost $50,696,461) 3.8%			
Money Market Funds 3.8%			
United States 3.8%			
[a,d] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		50,696,461	50,696,461
Total Investments (Cost $918,098,447) 99.6%			1,325,921,796
Other Assets, less Liabilities 0.4%			4,750,221
Net Assets 100.0%			$1,330,672,017

34 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) (continued)

Emerging Markets Series See Abbreviations on page 72. [a]Non-income producing. [b]See Note 10 regarding other considerations.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $4,260,266 representing 0.32% of net assets. dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 35

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%. hExcludes the value of portfolio securities delivered as a result of redemption in-kind.

36 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aFor the period September 18, 2006 (effective date) to December 31, 2006. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dEffective September 1, 2008, the redemption fee was eliminated. eAmount rounds to less than $0.01 per share. fTotal return is not annualized for periods less than one year. gRatios are annualized for periods less than one year. hBenefit of expense reduction rounds to less than 0.01%. iExcludes the value of portfolio securities delivered as a result of redemption in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 37

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited)

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 91.0%			
Austria 0.6%			
Telekom Austria AG	Diversified Telecommunication Services	2,953,740	33,003,541
Brazil 0.8%			
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Aerospace & Defense	2,059,260	43,141,497
Canada 1.7%			
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,177,380	27,913,837
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	4,134,500	62,526,254
			90,440,091
China 3.4%			
China Mobile Ltd.	Wireless Telecommunication Services	7,133,000	71,402,364
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	124,902,000	60,469,307
[a]Shanghai Electric Group Co. Ltd.	Electrical Equipment	112,691,063	50,071,410
			181,943,081
Denmark 0.9%			
[a]Vestas Wind Systems AS	Electrical Equipment	1,153,283	48,348,575
France 8.8%			
[a]Accor SA	Hotels, Restaurants & Leisure	526,240	24,620,395
Alstom SA	Electrical Equipment	546,390	25,048,519
AXA SA	Insurance	2,906,183	45,304,624
Compagnie Generale des Etablissements Michelin, B	Auto Components	997,607	70,443,475
France Telecom SA	Diversified Telecommunication Services	4,369,155	76,340,926
GDF Suez	Multi-Utilities	1,115,667	32,068,761
Sanofi-Aventis	Pharmaceuticals	1,641,178	99,426,864
Sanofi-Aventis, ADR	Pharmaceuticals	7,073	212,614
Total SA, B	Oil, Gas & Consumable Fuels	1,216,243	54,990,896
Vivendi SA	Media	1,828,239	37,601,881
			466,058,955
Germany 11.7%			
Bayerische Motoren Werke AG	Automobiles	2,198,502	107,953,830
Celesio AG	Health Care Providers & Services	2,494,475	55,042,153
Deutsche Post AG	Air Freight & Logistics	4,062,600	59,828,798
E.ON AG	Electric Utilities	2,343,600	63,752,615
E.ON AG, ADR	Electric Utilities	4,820	129,176
[a]Infineon Technologies AG	Semiconductors & Semiconductor Equipment	10,345,734	61,183,950
Merck KGaA	Pharmaceuticals	707,399	51,984,527
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	374,383	47,303,815
SAP AG	Software	1,610,321	72,188,192
Siemens AG	Industrial Conglomerates	1,109,850	100,700,318
			620,067,374

38 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Hong Kong 2.2%			
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,710,500	$ 31,605,270
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	32,635	370,734
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,205,350	26,029,956
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	4,895	150,276
Swire Pacific Ltd., A	Real Estate Management & Development	4,943,900	56,504,617
			114,660,853
India 3.1%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	1,502,376	95,174,751
ICICI Bank Ltd.	Commercial Banks	3,897,018	72,358,202
			167,532,953
Ireland 0.7%			
CRH PLC	Construction Materials	1,879,770	39,248,039
Italy 2.4%			
Eni SpA	Oil, Gas & Consumable Fuels	2,588,760	48,098,252
Intesa Sanpaolo SpA	Commercial Banks	12,132,567	32,425,290
UniCredit SpA	Commercial Banks	20,786,722	46,757,089
			127,280,631
Japan 2.5%			
FUJIFILM Holdings Corp.	Electronic Equipment, Instruments & Components	1,126,500	32,975,704
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	9,606,900	44,008,534
Nintendo Co. Ltd.	Software	182,600	54,422,690
			131,406,928
Netherlands 7.4%			
Akzo Nobel NV	Chemicals	768,670	40,433,246
[a]ING Groep NV	Diversified Financial Services	8,568,636	64,728,972
[a]ING Groep NV, ADR	Diversified Financial Services	25,025	185,435
Koninklijke Philips Electronics NV	Industrial Conglomerates	3,142,560	95,019,288
Koninklijke Philips Electronics NV, N.Y. shs.	Industrial Conglomerates	12,405	370,165
[a]Randstad Holding NV	Professional Services	1,029,105	40,827,550
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	6,990	351,038
SBM Offshore NV	Energy Equipment & Services	2,832,896	40,904,996
Unilever NV	Food Products	4,018,833	110,798,428
Unilever NV, N.Y. shs.	Food Products	19,310	527,549
			394,146,667
Norway 2.5%			
Statoil ASA	Oil, Gas & Consumable Fuels	2,613,560	50,769,015
Telenor ASA	Diversified Telecommunication Services	6,597,378	83,797,955
			134,566,970
Portugal 1.3%			
Portugal Telecom SGPS SA	Diversified Telecommunication Services	6,822,187	68,258,486

Semiannual Report | 39

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Singapore 3.1%			
DBS Group Holdings Ltd.	Commercial Banks	10,998,277	$ 107,526,481
DBS Group Holdings Ltd., ADR	Commercial Banks	7,805	300,727
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	25,691,000	55,816,073
			163,643,281
South Korea 3.3%			
KB Financial Group Inc.	Commercial Banks	1,035,605	40,213,560
KB Financial Group Inc., ADR	Commercial Banks	247,153	9,364,627
LG Electronics Inc.	Household Durables	262,414	20,165,065
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	165,951	105,003,944
			174,747,196
Spain 4.8%			
Banco Santander SA	Commercial Banks	4,778,907	51,088,099
Iberdrola SA	Electric Utilities	7,222,149	40,918,031
[a]Iberdrola SA, rts., 7/14/10	Electric Utilities	7,222,149	1,687,250
Repsol YPF SA	Oil, Gas & Consumable Fuels	2,667,528	54,374,344
Telefonica SA	Diversified Telecommunication Services	5,777,412	107,801,618
Telefonica SA, ADR	Diversified Telecommunication Services	9,232	512,653
			256,381,995
Sweden 2.5%			
Atlas Copco AB, A	Machinery	4,115,530	60,733,748
Telefonaktiebolaget LM Ericsson, B	Communications Equipment	6,457,410	72,298,663
			133,032,411
Switzerland 8.0%			
Adecco SA	Professional Services	1,345,591	64,586,870
Nestle SA	Food Products	1,950,396	94,430,897
Nestle SA, ADR	Food Products	5,775	278,586
Novartis AG	Pharmaceuticals	2,429,734	118,540,100
Roche Holding AG	Pharmaceuticals	360,770	49,891,765
Swiss Reinsurance Co.	Insurance	1,592,870	66,055,018
Swiss Reinsurance Co., ADR	Insurance	3,295	134,634
[a]UBS AG (CHF Traded)	Capital Markets	2,488,114	32,892,867
			426,810,737
Taiwan 3.1%			
Chinatrust Financial Holding Co. Ltd.	Commercial Banks	90,437,340	49,737,034
[b]Compal Electronics Inc., GDR, 144A	Computers & Peripherals	4,593,635	27,504,879
[c]Compal Electronics Inc., GDR, Reg S	Computers & Peripherals	1,143,310	6,846,140
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	42,535,242	79,864,777
			163,952,830

40 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
United Kingdom 15.1%			
Aviva PLC	Insurance	7,735,069	$ 36,320,495
BAE Systems PLC	Aerospace & Defense	12,023,771	56,350,547
BP PLC	Oil, Gas & Consumable Fuels	9,777,787	46,606,293
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,290	326,055
[a,d]British Airways PLC	Airlines	14,472,260	42,412,643
British Sky Broadcasting Group PLC	Media	6,539,684	68,510,347
GlaxoSmithKline PLC	Pharmaceuticals	5,421,389	92,646,310
HSBC Holdings PLC	Commercial Banks	5,839,621	54,480,932
Kingfisher PLC	Specialty Retail	10,997,485	34,711,124
Marks & Spencer Group PLC	Multiline Retail	7,824,420	38,774,666
Pearson PLC	Media	5,016,489	66,609,885
[a]Rolls-Royce Group PLC	Aerospace & Defense	6,883,632	57,917,182
[a,e]Rolls-Royce Group PLC, C	Aerospace & Defense	619,526,880	925,852
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	13,237	322,645
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,515,467	73,166,747
Standard Chartered PLC	Commercial Banks	2,228,818	54,676,018
Unilever PLC, ADR	Food Products	3,165	84,600
Vodafone Group PLC	Wireless Telecommunication Services	36,819,189	76,566,503
			801,408,844
United States 1.1%			
ACE Ltd.	Insurance	1,151,300	59,268,924
Total Common Stocks and Other Equity Interests (Cost $4,497,342,823)			4,839,350,859
Preferred Stocks 1.7%			
Brazil 1.7%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,188,690	65,222,962
Vale SA, ADR, pfd., A	Metals & Mining	1,203,200	25,291,264
Total Preferred Stocks (Cost $49,298,076)			90,514,226
Total Investments before Short Term Investments (Cost $4,546,640,899)			4,929,865,085
		Principal Amount	
Short Term Investments 6.0%			
U.S. Government and Agency Securities 1.0%			
United States 1.0%			
[f]FHLB, 1/28/11		$ 15,000,000	14,978,025
[f]FNMA, 10/01/10		40,000,000	39,985,680
Total U.S. Government and Agency Securities (Cost $54,941,334)			54,963,705
Total Investments before Money Market Funds (Cost $4,601,582,233)			4,984,828,790

Semiannual Report | 41

See Abbreviations on page 72. [a]Non-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $27,504,879, representing 0.52% of net assets. cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $6,846,140, representing 0.13% of net assets. dA portion or all of the security is on loan at June 30, 2010. See Note 1(c). eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the value of this security was $925,852, representing 0.02% of net assets. fThe security is traded on a discount basis with no stated coupon rate. gSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

42 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. bBased on average daily shares outstanding. cEffective September 1, 2008, the redemption fee was eliminated. dAmount rounds to less than $0.01 per share. eTotal return is not annualized for periods less than one year. fRatios are annualized for periods less than one year. gBenefit of expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 43

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited)

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 87.4%			
Australia 2.6%			
Billabong International Ltd.	Textiles, Apparel & Luxury Goods	172,314	$ 1,266,792
[a] Billabong International Ltd., 144A	Textiles, Apparel & Luxury Goods	24,590	180,777
Downer EDI Ltd.	Commercial Services & Supplies	327,284	991,062
[b] Iluka Resources Ltd.	Metals & Mining	291,937	1,141,867
			3,580,498
Bahamas 1.5%			
[b] Steiner Leisure Ltd.	Diversified Consumer Services	55,260	2,124,194
Belgium 1.4%			
[b] Barco NV	Electronic Equipment, Instruments & Components	44,810	2,013,696
Bermuda 1.1%			
Axis Capital Holdings Ltd.	Insurance	53,570	1,592,100
Brazil 1.5%			
Companhia de Saneamento de Minas Gerais	Water Utilities	97,600	1,350,491
Lojas Renner SA	Multiline Retail	26,600	721,406
			2,071,897
Canada 7.1%			
[b] ATS Automation Tooling Systems Inc.	Machinery	209,200	1,118,118
Biovail Corp.	Pharmaceuticals	89,200	1,718,478
Canaccord Financial Inc.	Capital Markets	147,038	1,296,907
[c] Dorel Industries Inc., B	Household Durables	72,500	2,267,072
Mullen Group Ltd.	Energy Equipment & Services	50,700	684,350
North West Company Fund (Trust Units)	Food & Staples Retailing	86,950	1,561,604
[c] Toromont Industries Ltd.	Machinery	55,600	1,198,591
			9,845,120
Cayman Islands 1.4%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,014,062	1,958,559
China 2.8%			
AAC Acoustic Technologies Holdings Inc.	Communications Equipment	988,000	1,421,017
[c] Anhui Expressway Co. Ltd.	Transportation Infrastructure	2,148,000	1,194,390
Sinotrans Ltd., H	Air Freight & Logistics	5,668,658	1,295,760
			3,911,167
Denmark 0.4%			
[b] Vestas Wind Systems AS	Electrical Equipment	14,540	609,554
Finland 2.8%			
Amer Sports OYJ	Leisure Equipment & Products	226,702	2,151,775
Huhtamaki OYJ	Containers & Packaging	194,770	1,808,188
			3,959,963
France 1.6%			
Sperian Protection	Commercial Services & Supplies	15,720	2,211,211
Germany 5.1%			
Celesio AG	Health Care Providers & Services	43,420	958,089
GFK AG	Media	37,040	1,288,035

44 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Germany (continued)			
[b] Jenoptik AG	Electronic Equipment, Instruments & Components	131,650	$ 631,228
Rational AG	Machinery	9,820	1,505,020
Rhoen-Klinikum AG	Health Care Providers & Services	56,834	1,270,762
Symrise AG	Chemicals	69,390	1,446,684
			7,099,818
Hong Kong 7.4%			
[b] Dah Sing Financial Group	Commercial Banks	272,101	1,554,943
Hopewell Holdings Ltd.	Real Estate Management & Development	265,500	753,496
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	2,932,000	1,807,297
[c] Techtronic Industries Co. Ltd.	Household Durables	2,366,500	1,868,985
Texwinca Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,059,000	1,032,195
VTech Holdings Ltd.	Communications Equipment	208,000	2,231,691
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	343,000	1,070,347
			10,318,954
India 0.7%			
HCL Infosystems Ltd.	IT Services	425,494	1,049,414
Japan 11.7%			
Asahi Co. Ltd.	Specialty Retail	105,900	1,473,329
Asics Corp.	Textiles, Apparel & Luxury Goods	248,000	2,300,192
Descente Ltd.	Textiles, Apparel & Luxury Goods	298,625	1,665,220
en-japan Inc.	Professional Services	1,185	1,473,040
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	61,600	2,626,762
Megane TOP Co. Ltd.	Specialty Retail	163,700	1,090,593
MEITEC Corp.	Professional Services	88,000	1,602,534
Shinko Plantech Co. Ltd.	Energy Equipment & Services	94,300	843,697
Sumitomo Rubber Industries Ltd.	Auto Components	126,800	1,130,171
USS Co. Ltd.	Specialty Retail	29,029	2,091,559
			16,297,097
Netherlands 6.7%			
Aalberts Industries NV	Machinery	100,738	1,316,581
Arcadis NV	Construction & Engineering	38,600	696,400
[b] Draka Holding NV	Electrical Equipment	68,735	961,798
Imtech NV	Construction & Engineering	61,290	1,589,298
Mediq NV	Health Care Providers & Services	96,390	1,771,439
[b] Randstad Holding NV	Professional Services	17,233	683,683
SBM Offshore NV	Energy Equipment & Services	47,359	683,830
TKH Group NV	Communications Equipment	31,878	580,974
[b] USG People NV	Professional Services	70,382	1,001,200
			9,285,203
Norway 2.7%			
Schibsted ASA	Media	77,708	1,504,719
Tomra Systems ASA	Commercial Services & Supplies	544,260	2,283,433
			3,788,152

Semiannual Report | 45

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Philippines 0.6%			
Metropolitan Bank & Trust Co.	Commercial Banks	640,100	$ 867,326
Russia 0.5%			
[b,d] X 5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	21,348	722,630
Singapore 1.3%			
Cerebos Pacific Ltd.	Food Products	206,358	601,709
[b] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	212,360	1,189,216
			1,790,925
South Africa 0.9%			
Massmart Holdings Ltd.	Food & Staples Retailing	84,560	1,299,483
South Korea 5.8%			
Binggrae Co. Ltd.	Food Products	51,389	2,121,516
Busan Bank	Commercial Banks	134,700	1,227,799
Daegu Bank Co. Ltd.	Commercial Banks	106,370	1,217,396
Halla Climate Control Corp.	Auto Components	61,450	823,854
INTOPS Co. Ltd.	Electronic Equipment, Instruments & Components	24,398	430,817
People & Telecommunication Inc.	Communications Equipment	24,320	139,767
Sindoh Co. Ltd.	Office Electronics	24,080	974,421
Youngone Corp.	Textiles, Apparel & Luxury Goods	110,538	750,023
Youngone Holdings Co. Ltd.	Textiles, Apparel & Luxury Goods	20,752	419,875
			8,105,468
Sweden 0.6%			
[b,e] D. Carnegie & Co. AB	Capital Markets	148,750	—
Niscayah Group AB	Commercial Services & Supplies	595,030	820,831
			820,831
Switzerland 2.8%			
[b] Basilea Pharmaceutica AG	Biotechnology	7,590	423,798
Panalpina Welttransport Holding AG	Air Freight & Logistics	9,710	770,928
Verwaltungs-und Privat-Bank AG	Capital Markets	14,193	1,674,488
Vontobel Holding AG	Capital Markets	36,450	971,978
			3,841,192
Taiwan 5.5%			
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	788,280	2,393,538
KYE Systems Corp.	Computers & Peripherals	875,893	852,147
Simplo Technology Co. Ltd.	Computers & Peripherals	401,985	2,185,852
[b] Ta Chong Bank Ltd.	Commercial Banks	5,412,546	1,086,701
Test-Rite International Co. Ltd.	Distributors	2,038,287	1,162,029
			7,680,267
Thailand 4.3%			
Bank of Ayudhya Public Co. Ltd., fgn.	Commercial Banks	2,081,900	1,258,644
Glow Energy Public Co. Ltd., fgn.	Independent Power Producers & Energy Traders	1,155,573	1,327,733
L.P.N. Development Public Co. Ltd., fgn.	Real Estate Management & Development	3,271,700	862,833
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	2,393,500	1,328,902

46 | Semiannual Report

See Abbreviations on page 72.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $180,777, representing 0.13% of net assets. bNon-income producing. cA portion or all of the security purchased on a delayed delivery basis. dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $722,630, representing 0.52% of net assets. eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2010, the value of this security was $0, representing less than 0.01% of net assets. fThe security is traded on a discount basis with no stated coupon rate.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

aFor the period March 31, 2008 (commencement of operations) to December 31, 2008. bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund. cBased on average daily shares outstanding. dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited)

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 89.9%			
Australia 1.1%			
Brambles Ltd.	Commercial Services & Supplies	399,885	$ 1,836,543
[a] Qantas Airways Ltd.	Airlines	198,618	367,549
			2,204,092
Bermuda 1.4%			
PartnerRe Ltd.	Insurance	41,070	2,880,650
Brazil 0.7%			
Vale SA, ADR	Metals & Mining	56,580	1,377,723
Canada 0.5%			
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	72,200	1,091,884
China 3.9%			
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	669,000	846,226
China Mobile Ltd.	Wireless Telecommunication Services	160,000	1,601,623
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	245,500	898,505
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	6,198,000	3,000,663
[a] Shanghai Electric Group Co. Ltd.	Electrical Equipment	3,998,000	1,776,410
			8,123,427
France 5.3%			
Alstom SA	Electrical Equipment	15,330	702,783
AXA SA	Insurance	81,365	1,268,403
Compagnie Generale des Etablissements Michelin, B	Auto Components	29,140	2,057,647
France Telecom SA	Diversified Telecommunication Services	90,710	1,584,948
GDF Suez	Multi-Utilities	7,319	210,378
Ipsen SA	Pharmaceuticals	4,300	131,489
Sanofi-Aventis	Pharmaceuticals	36,280	2,197,938
Total SA, B	Oil, Gas & Consumable Fuels	36,560	1,653,014
Vivendi SA	Media	65,890	1,355,177
			11,161,777
Germany 3.4%			
Bayer AG, Br.	Pharmaceuticals	8,490	477,689
[a] Deutsche Lufthansa AG	Airlines	24,750	345,566
E.ON AG	Electric Utilities	16,650	452,927
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	7,330	926,156
SAP AG	Software	87,730	3,932,800
Siemens AG	Industrial Conglomerates	9,380	851,078
			6,986,216
Hong Kong 2.1%			
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	168,000	1,958,932
Hutchison Whampoa Ltd.	Industrial Conglomerates	316,000	1,955,953
Swire Pacific Ltd., A	Real Estate Management & Development	43,500	497,168
			4,412,053

Semiannual Report | 49

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
India 0.9%			
ICICI Bank Ltd.	Commercial Banks	82,851	$ 1,538,342
ICICI Bank Ltd., ADR	Commercial Banks	10,670	385,614
			1,923,956
Ireland 0.2%			
[a] Elan Corp. PLC, ADR	Pharmaceuticals	105,880	476,460
Israel 1.4%			
[a] Check Point Software Technologies Ltd.	Software	96,760	2,852,485
Italy 0.2%			
Eni SpA	Oil, Gas & Consumable Fuels	22,219	412,821
Japan 4.8%			
Itochu Corp.	Trading Companies & Distributors	197,700	1,576,501
Konica Minolta Holdings Ltd.	Office Electronics	244,000	2,381,767
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	5,100	23,363
Nintendo Co. Ltd.	Software	4,700	1,400,803
[a] NKSJ Holdings Inc.	Insurance	110,000	658,183
Ricoh Co. Ltd.	Office Electronics	120,000	1,548,694
Toyota Motor Corp.	Automobiles	69,700	2,428,187
			10,017,498
Netherlands 3.5%			
Akzo Nobel NV	Chemicals	53,830	2,831,542
[a] European Aeronautic Defense and Space Co.	Aerospace & Defense	137,610	2,839,519
[a] ING Groep NV	Diversified Financial Services	100,720	760,857
[a] ING Groep NV, ADR	Diversified Financial Services	56,090	415,627
Reed Elsevier NV	Media	43,570	486,082
			7,333,627
Norway 1.0%			
Statoil ASA	Oil, Gas & Consumable Fuels	65,780	1,277,792
Telenor ASA	Diversified Telecommunication Services	69,560	883,531
			2,161,323
Philippines 0.4%			
Ayala Corp.	Diversified Financial Services	123,930	879,598
Singapore 3.4%			
DBS Group Holdings Ltd.	Commercial Banks	300,500	2,937,888
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	239,110	1,339,016
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,107,004	2,405,069
United Overseas Bank Ltd.	Commercial Banks	30,000	420,654
			7,102,627
South Korea 3.1%			
Hana Financial Group Inc.	Commercial Banks	55,390	1,487,481
Hyundai Mobis	Auto Components	8,926	1,510,470

50 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
South Korea (continued)			
[b] Hyundai Motor Co., GDR, 144A	Automobiles	4,600	$ 271,694
KB Financial Group Inc., ADR	Commercial Banks	50,050	1,896,394
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	2,210	1,398,357
			6,564,396
Spain 0.6%			
Iberdrola SA	Electric Utilities	16,798	95,171
[a] Iberdrola SA, rts., 7/14/10	Electric Utilities	16,798	3,924
Telefonica SA, ADR	Diversified Telecommunication Services	20,150	1,118,930
			1,218,025
Sweden 0.8%			
Telefonaktiebolaget LM Ericsson, B	Communications Equipment	157,650	1,765,086
Switzerland 2.0%			
[a] Basilea Pharmaceutica AG	Biotechnology	1,710	95,480
Nestle SA	Food Products	39,350	1,905,180
Roche Holding AG	Pharmaceuticals	15,180	2,099,280
			4,099,940
Taiwan 3.3%			
Compal Electronics Inc.	Computers & Peripherals	1,295,087	1,550,894
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	1,730,000	1,878,745
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,820,616	3,418,415
			6,848,054
Turkey 0.5%			
Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	79,870	1,036,713
United Kingdom 7.6%			
Aviva PLC	Insurance	180,490	847,502
BAE Systems PLC	Aerospace & Defense	421,640	1,976,056
BG Group PLC	Oil, Gas & Consumable Fuels	31,290	470,887
BP PLC	Oil, Gas & Consumable Fuels	71,870	342,572
GlaxoSmithKline PLC	Pharmaceuticals	81,110	1,386,092
Hays PLC	Professional Services	256,500	351,510
Kingfisher PLC	Specialty Retail	119,950	378,595
Marks & Spencer Group PLC	Multiline Retail	389,570	1,930,552
National Grid PLC	Multi-Utilities	67,190	493,124
Rexam PLC	Containers & Packaging	211,540	958,524
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	39,070	1,886,300
The Sage Group PLC	Software	276,430	957,591
Tesco PLC	Food & Staples Retailing	345,310	1,962,016
Vodafone Group PLC	Wireless Telecommunication Services	936,250	1,946,957
			15,888,278

Semiannual Report | 51

Templeton Institutional Funds

Statement of Investments, June 30, 2010 (unaudited) *(continued)*

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
United States 37.8%			
Abbott Laboratories	Pharmaceuticals	52,720	$ 2,466,242
Accenture PLC, A	IT Services	21,230	820,540
ACE Ltd.	Insurance	40,090	2,063,833
[a] Amgen Inc.	Biotechnology	54,100	2,845,660
Aon Corp.	Insurance	22,010	817,011
AT&T Inc.	Diversified Telecommunication Services	19,380	468,802
Baker Hughes Inc.	Energy Equipment & Services	12,010	499,256
The Bank of New York Mellon Corp.	Capital Markets	115,670	2,855,892
[a] Biogen Idec Inc.	Biotechnology	8,190	388,616
[a] Brocade Communications Systems Inc.	Communications Equipment	123,008	634,721
Burger King Holdings Inc.	Hotels, Restaurants & Leisure	142,160	2,393,974
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	20,560	430,732
Chevron Corp.	Oil, Gas & Consumable Fuels	27,350	1,855,971
[a] Cisco Systems Inc.	Communications Equipment	110,120	2,346,657
Comcast Corp., A	Media	110,350	1,813,050
Consolidated Edison Inc.	Multi-Utilities	39,780	1,714,518
Covidien PLC	Health Care Equipment & Supplies	71,080	2,855,994
CVS Caremark Corp.	Food & Staples Retailing	93,150	2,731,158
Cytec Industries Inc.	Chemicals	5,310	212,347
[a] Dell Inc.	Computers & Peripherals	148,870	1,795,372
Dr. Pepper Snapple Group Inc.	Beverages	57,573	2,152,654
FedEx Corp.	Air Freight & Logistics	6,630	464,829
General Electric Co.	Industrial Conglomerates	70,360	1,014,591
Halliburton Co.	Energy Equipment & Services	28,530	700,412
The Home Depot Inc.	Specialty Retail	82,670	2,320,547
[a] Isis Pharmaceuticals Inc.	Biotechnology	21,600	206,712
JPMorgan Chase & Co.	Diversified Financial Services	34,480	1,262,313
Marsh & McLennan Cos. Inc.	Insurance	37,360	842,468
Medtronic Inc.	Health Care Equipment & Supplies	79,740	2,892,170
Merck & Co. Inc.	Pharmaceuticals	86,440	3,022,807
Microsoft Corp.	Software	82,960	1,908,910
[a] Navistar International Corp.	Machinery	18,900	929,880
News Corp., A	Media	28,610	342,176
[a] Onyx Pharmaceuticals Inc.	Biotechnology	13,010	280,886
Oracle Corp.	Software	132,660	2,846,884
Pfizer Inc.	Pharmaceuticals	85,360	1,217,234
PG&E Corp.	Multi-Utilities	48,670	2,000,337
The Procter & Gamble Co.	Household Products	53,340	3,199,333
Progressive Corp.	Insurance	46,580	871,978
Quest Diagnostics Inc.	Health Care Providers & Services	58,230	2,898,107
[a] Regeneron Pharmaceuticals Inc.	Biotechnology	15,300	341,496
[a] SAIC Inc.	IT Services	173,710	2,907,905
[a] Sprint Nextel Corp.	Wireless Telecommunication Services	440,330	1,866,999

52 | Semiannual Report

See Abbreviations on page 72. [a]Non-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $271,694, representing 0.13% of net assets.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 53

Templeton Institutional Funds

Financial Statements

Statements of Assets and Liabilities

June 30, 2010 (unaudited)

	Emerging Markets Series	Foreign Equity Series
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$ 867,401,986	$4,601,582,233
Cost - Sweep Money Fund (Note 7)	50,696,461	266,018,056
Total cost of investments	$ 918,098,447	$4,867,600,289
Value - Unaffiliated issuers	$1,275,225,335	$4,984,828,790
Value - Sweep Money Fund (Note 7)	50,696,461	266,018,056
Total value of investments	1,325,921,796	5,250,846,846
Cash	—	63,922,575
Receivables:		
Investment securities sold	1,925,791	—
Capital shares sold	381,941	1,247,904
Dividends	6,920,654	17,033,458
Foreign tax	165,955	—
Other assets	2,992	12,268
Total assets	1,335,319,129	5,333,063,051
Liabilities:		
Payables:		
Investment securities purchased	—	1,327,221
Capital shares redeemed	1,534,990	6,862,454
Affiliates	1,436,978	3,360,404
Custodian fees	565,673	—
Deferred tax	952,726	38,255
Accrued expenses and other liabilities	156,745	647,542
Total liabilities	4,647,112	12,235,876
Net assets, at value	$1,330,672,017	$5,320,827,175
Net assets consist of:		
Paid-in capital	$1,250,723,684	$5,032,548,586
Distributions in excess of net investment income	(3,471,882)	(28,834,792)
Net unrealized appreciation (depreciation)	406,792,642	382,894,015
Accumulated net realized gain (loss)	(323,372,427)	(65,780,634)
Net assets, at value	$1,330,672,017	$5,320,827,175
Shares outstanding	101,261,642	—
Net asset value per share	$13.14	—
Primary Shares:		
Net assets, at value	—	$5,263,782,157
Shares outstanding	—	309,988,887
Net asset value per share	—	$16.98
Service Shares:		
Net assets, at value	—	$ 57,045,018
Shares outstanding	—	3,364,772
Net asset value and maximum offering price per share	—	$16.95

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 55

56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 57

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

Templeton Institutional Funds

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

60 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Semiannual Report | 61

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Foreign Equity Series participates in an agency based security lending program. The fund receives collateral against the loaned securities in an amount equal to at least 105% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 103.5% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The Fund receives income from lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invests.

The Funds may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

62 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Semiannual Report | 63

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

64 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary

Templeton Asset Management Ltd. (TAML) Templeton Investment Counsel, LLC (TIC) Franklin Templeton Services, LLC (FT Services) Franklin Templeton Distributors, Inc. (Distributors)

Franklin Templeton Investor Services, LLC (Investor Services)

Affiliation Investment manager Investment manager Administrative manager Principal underwriter Transfer agent

a. Management Fees

Effective May 1, 2010, the Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the fund as follows:

Semiannual Report | 65

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Prior to May 1, 2010, the Emerging Markets Series paid fees to TAML based on the average daily net assets of the fund as follows:

Foreign Equity Series and Global Equity Series each pay an investment management fee to TIC based on the average daily net assets of the fund as follows:

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

b. Administrative Fees

Foreign Smaller Companies Series and Global Equity Series each pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Emerging Markets Series and Foreign Equity Series each pay their allocated share of an administrative fee to FT Services based on the Fund’s aggregate average net assets as follows:

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Transfer Agent Fees

For the period ended June 30, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Foreign Equity Series’ Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Waiver and Expense Reimbursements

FT Services and TIC have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller Companies Series and Global Equity Series so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses) do not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2011.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the capital loss carryforwards were as follows:

Semiannual Report | 67

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

5. INCOME TAXES (continued)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, deferred losses were as follows:

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, corporate actions, bond discount and premiums and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, corporate actions, and foreign capital gains tax.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2010, were as follows:

68 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

Emerging Markets Series and Foreign Equity Series may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Funds’ investment in the Sweep Money Fund, management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. SHAREHOLDER CONCENTRATIONS

The Funds have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2010, the Emerging Market Series had two unaffiliated shareholders, one holding 53.2%, the other holding 29.6% of the fund’s outstanding shares.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER CONSIDERATIONS

Officers, directors or employees of the Funds’ Investment Manager, may serve from time to time as members of boards of directors of companies in which the Funds invest. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Funds from trading in the securities of such companies for limited or extended periods of time.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Semiannual Report | 69

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

11. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2010, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

70 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

12. FAIR VALUE MEASUREMENTS *(continued)*

	Level 1	Level 2	Level 3	Total
Foreign Equity Series				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Taiwan	$ 136,447,951	$27,504,879	$ —	$ 163,952,830
United Kingdom	800,482,992	—	925,852	801,408,844
Other Equity Investments[b]	3,964,503,411	—	—	3,964,503,411
Short Term Investments	266,018,056	54,963,705	—	320,981,761
Total Investments in Securities	$5,167,452,410	$82,468,584	$925,852	$5,250,846,846

	Level 1	Level 2	Level 3	Total
Foreign Smaller Companies Series				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Sweden	$ 820,831	$ —	$ —[c]	$ 820,831
Other Equity Investments[b]	121,125,970	—	—	121,125,970
Short Term Investments	—	10,700,000	—	10,700,000
Total Investments in Securities	$ 121,946,801	$10,700,000	$ —	$ 132,646,801

	Level 1	Level 2	Level 3	Total
Global Equity Series				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
South Korea	$ 6,292,702	$ 271,694	$ —	$ 6,564,396
Other Equity Investments[b]	183,476,048	—	—	183,476,048
Short Term Investments	—	17,000,000	—	17,000,000
Total Investments in Securities	$ 189,768,750	$17,271,694	$ —	$ 207,040,444

[a]Includes common and preferred stock as well as other equity investments.
[b]For detailed country descriptions, see the accompanying statement of investments.
[c]Includes securities determined to have no value at June 30, 2010.

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Semiannual Report | 71

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

72 | Semiannual Report

Templeton Institutional Funds

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio

Semiannual Report | 73

Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counter-party credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2009,

74 | Semiannual Report

Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

and for the previous 10 years ended December 31, 2009, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Market Series – The Lipper performance universe for this Fund consisted of all retail and institutional emerging market funds as designated by Lipper. The Lipper report showed the Fund’s total return during 2009 to be in the middle quintile of this performance universe and that its total return on an annualized basis to be in the second-lowest quintile of such universe for the previous three-, five- and 10-year periods. In discussing such performance, management set forth steps being taken to improve the Fund’s investment portfolio process while emphasizing the Fund’s conservative investment approach, which was reflected in the fact that its total return during the market turmoil existing in 2008 was in the second-highest quintile of its performance universe. The Board also noted that the Fund’s total return during 2009 exceeded 75% as shown in the Lipper report. While intending to continuously monitor this Fund, the Board did not believe its performance warranted any change in investment strategy or portfolio management.

Foreign Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional international large-cap core funds as designated by Lipper. The Lipper report for this Fund showed its total return during 2009 to be in the second-best performing quintile of its performance universe and on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with such comparative performance.

Foreign Smaller Companies Series – The Lipper performance universe for this Fund consisted of all retail and institutional international small/mid-cap value funds as designated by Lipper. This Fund’s Lipper report showed its total return during 2009 to be in the second-highest performing quintile of its performance universe, and its total return on an annualized basis to be in the highest quintile of such universe for each of the previous three- and five-year periods. (The Fund has not been in existence for 10 years). The Board was satisfied with such comparative performance.

Global Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional global large-cap value funds. The Lipper report showed the Fund’s total return in 2009, being its first full year of operation, to be in the middle quintile of such universe. The Board did not believe such performance to be particularly meaningful in view of the Fund’s short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market

Semiannual Report | 75

Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Market Series showed that the Fund’s contractual investment management fee rate was the highest within its Lipper expense group, being approximately 11 basis points above the median of its Lipper expense group, but that its actual total expense ratio was within one basis point of the median for such expense group. The Board found such fee and expenses in comparison to those of its Lipper expense group to be acceptable in view of factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff, and the depth of the Manager’s physical presence and coverage in emerging markets geographical areas, but believed it appropriate to add additional breakpoint reductions to the Fund’s investment management fee as discussed under “Economies of Scale.” The Lipper report for Foreign Equity Series showed the Fund’s contractual investment management fee rate to be approximately one basis point above the median of its expense group, but that its actual total expense ratio was approximately nine basis points below the median of its expense group. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate and actual total expense ratio to be in each case below the median of its Lipper expense group. The Board was satisfied with the expenses of these Funds, noting that expenses of Foreign Smaller Companies Series were subsidized by management. The Lipper report for Global Equity Series showed its contractual investment management fee rate to be approximately five basis points above the median of its Lipper expense group and its actual total expense ratio to be below the median of its expense group. The Board was satisfied with the expenses of this Fund, noting they had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting allocation, the cost allocation methodology was consistent with that followed in

76 | Semiannual Report

Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Emerging Market Series’ management advisory fee schedule provides a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $2.5 billion of Fund net assets; 1.125% on the next $2.5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. The Board negotiated with management to add an additional breakpoint effective May 1, 2010, reducing such fee to 1.20% at the $500 million to $5 billion net asset level. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2009, this Fund’s net assets were approximately $1.7 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing

Semiannual Report | 77

Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

of benefits with this Fund and its shareholders. Foreign Equity Series’ management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2009, this Fund’s net assets were approximately $6.1 billion, and to the extent economies of scale may be realized by the manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provides a sharing of benefits with this Fund and its shareholders. The Board believes no economies of scale presently exist in the operations of Foreign Smaller Companies Series and Global Equity Series at their December 31, 2009, asset levels of approximately $124 million and $173 million, respectively.

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

78 | Semiannual Report

This page intentionally left blank.

This page intentionally left blank.

Semiannual Report

Templeton Institutional Funds

Investment Managers Templeton Asset Management Ltd. Templeton Investment Counsel, LLC Distributor Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403 -1906

Franklin Templeton Institutional Services

(800) 321-8563 ftinstitutional. com

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of a Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Funds and their investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in Fund shares. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

ZTIF S 08/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.   N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for

Closed-End Management Investment Companies.  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date  August 26, 2010

By /s/ MARK H. OTANI

Mark H. Otani

Chief Financial Officer and

Chief Accounting Officer

Date  August 26, 2010